Exhibit 32.2
A.C. MOORE ARTS & CRAFTS, INC.
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Section 1350 of Chapter 63 of Title 18 of the United States Code), the undersigned officer of A.C. Moore Arts & Crafts, Inc. (the “Company”), does hereby certify with respect to this Form 10-Q of the Company for the quarterly period ended September 30, 2008 (the “Report”) that:
(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Michael G. Zawoysky
Date: November 10, 2008	Michael G. Zawoysky
Executive Vice President and Chief Financial Officer (principal financial officer)
The foregoing certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Section 1350 of Chapter 63 of Title 18 of the United States Code) and is not being filed as part of the Report or as a separate disclosure document.